Ultra Series Fund

Supplement Dated September 30, 2009 to the Prospectus

This Supplement dated September 30, 2009 amends the Prospectus of Ultra Series Fund dated May 1, 2009, as supplemented May 1, 2009 and July 1, 2009. Please keep this Supplement with your records.

Target Allocation and Target Date Funds

Pages 1, 4, 7, 37, 40 and 43: Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (“Target Allocation Funds”), and Target Retirement 2020, Target Retirement 2030 and Target Retirement 2040 Funds (“Target Date Funds”) – Change in Portfolio Management Team

Effective September 30, 2009, David Hottmann replaced Scott Opsal as co-portfolio manager of the fund. Mr. Hottmann joined Madison Asset Management, LLC as a senior member of the firm’s asset allocation team in September 2009.  Prior to joining the firm, Mr. Hottmann was the chief investment officer at ACS Johnson Investment Advisors, his employer since 1999.  Mr. Hottmann is a Chartered Financial Analyst (CFA) and a Certified Public Accountant (CPA).  He is a graduate of the University of Wisconsin-Madison.

     The fourth sentence of the first paragraph describing the Principal Investment Strategies of the Target Allocation Funds (on pages 1, 4 and 7) is revised to read as follows:

"Underlying funds in which the fund invests may include underlying funds advised by Madison Asset Management, LLC and any other affiliate of Madison Investment Advisors, Inc. (the “affiliated underlying funds”), namely the fund groups known as MEMBERS Mutual Funds and Madison Mosaic Funds."

     The first sentence of the fourth paragraph describing the Principal Investment Strategies of the Target Date Funds (on pages 37, 40 and 43) is revised to read as follows:

"Underlying funds in which the fund invests may include underlying funds advised by Madison Asset Management, LLC and any other affiliate of Madison Investment Advisors, Inc. (the “affiliated underlying funds”), namely the fund groups known as MEMBERS Mutual Funds and Madison Mosaic Funds, or unaffiliated underlying funds, including exchange traded funds (“ETFs”)."

Page 54: Portfolio Management: Target Allocation Funds and Target Date Funds

      All other references to Mr. Opsal contained in this section of the Prospectus relating to the Target Allocation Funds and the Target Date Funds are replaced with Mr. Hottmann.

Large Cap Value Fund

Page 19: Large Cap Value Fund – Change in Portfolio Management Team

Effective September 30, 2009, Scott Opsal is no longer serving as a co-portfolio manager of the fund. Instead, John Brown will be the sole portfolio manger for the fund.

Page 54: Portfolio Management: Large Cap Value Fund

All other references to Mr. Opsal contained in this section of the Prospectus relating to the Large Cap Value Fund are deleted.

Small Cap Growth Fund

     Effective November 30, 2009, the subadviser for the Small Cap Growth Fund will be changed from Paradigm Asset Management Co., LLC to Wellington Management Company (“Wellington”). Shareholders of the Small Cap Growth Fund will receive an information statement in the mail within 90 days after November 30th explaining more about this change and providing details regarding Wellington.

Supplement dated September 30, 2009 to

Ultra Series Fund
Statement of Additional Information dated May 1, 2009 (“SAI”)

Effective September 30, 2009, David Hottmann replaced Scott Opsal as co-portfolio manager of the following funds: Conservative Allocation Fund , Moderate Allocation Fund, Aggressive Allocation Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund. As noted in Mr. Hottmann’s biographical information set forth in the Prospectus, because Mr. Hottmann is new to the firm, there is no information to report regarding his management of other registered investment companies, pooled investment vehicles or other accounts for Madison or its affiliates. As of September 30, 2009, Mr. Hottmann did not own equity securities in the Trust’s funds.

In addition, effective the same date, John Brown is the sole portfolio manager for the Large Cap Value Fund.